                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): April 24, 2003
                                                          ---------------

                           Strategic Diagnostics Inc.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



    Delaware                      000-22400                    56-1581761
----------------            ---------------------          -------------------
 (State or Other              (Commission File              (I.R.S. Employer
 Jurisdiction of                   Number)                 Identification No.)
 Incorporation)



         111 Pencader Drive
             Newark, DE                                            19702
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (302) 456-6789
                                                           ---------------




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits.

Exhibit Number                               Exhibit Title
--------------                               -------------

      99 Press release issued by Strategic Diagnostics Inc. on April 24, 2003, furnished in accordance with Items 9 and 12 of this Current Report on Form 8-K.



Item 9. Regulation FD Disclosure.

On April 24, 2003, the Registrant issued a press release announcing the Registrant's financial results for the quarter ended March 31, 2003. The Registrant is attaching the press release as Exhibit 99 to this Current Report on Form 8-K.


The information set forth under this "Item 9. Regulation FD Disclosure" is furnished under said Item 9 and also under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STRATEGIC DIAGNOSTICS INC.


                                       By:    /s/ Stanley J. Musial
                                              ----------------------------------
                                              Stanley J. Musial
                                              Chief Financial Officer


Dated:  April 24, 2003



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                                  EXHIBIT INDEX


Exhibit Number                               Exhibit Title
--------------                               -------------

      99 Press release issued by Strategic Diagnostics Inc. on April 24, 2003, furnished in accordance with Items 9 and 12 of this Current Report on Form 8-K.